UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013

J. Crew Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175075

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, NY 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2013 (the “Second Amendment Effective Date”), J. Crew Group, Inc. (the “Company”), Chinos Intermediate Holdings B, Inc., Bank of America, N.A., as administrative agent, and each lender party thereto entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2”), which modifies the Company’s term loan credit facility (the “Term Loan Facility”). Amendment No. 2 replaces loans outstanding under the Term Loan Facility immediately prior to the Second Amendment Effective Date with a new class of Term B-1 Loans in an aggregate principal amount of $1,179 million (the “New Term Loans”). The maturity date of the New Term Loans is March 7, 2018 and was not modified as part of the amendment.

Borrowings under the Term Loan Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (subject to a floor) or the base rate, as defined. Pursuant to Amendment No. 2, the applicable margin on New Term Loans is reduced by 0.25% to 3.00% for LIBOR borrowings and 2.00% for base rate borrowings. In addition, the floor with respect to LIBOR borrowings is reduced by 0.25% to 1.00%. Amendment No. 2 also provides for an incremental 0.25% step-down in applicable margin at any time on and after May 6, 2013 when the Company’s corporate family rating, as publicly announced by Moody’s, is B1 or better.

Amendment No. 2 provides for a soft-call option, whereby the Company will pay a premium equal to 1.0% of the outstanding principal amount of New Term Loans prepaid, refinanced, substituted or otherwise replaced, or the terms of which are amended, in connection with certain repricing transactions occurring on or prior to the date that is six months after the Second Amendment Effective Date.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of February 4, 2013, by and among J. Crew Group, Inc., Chinos Intermediate Holdings B, Inc., Bank of America, N.A., as administrative agent, and each lender party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J.CREW GROUP, INC.

Date: February 4, 2013	By:	/s/ Stuart C. Haselden
Stuart C. Haselden
Senior Vice President and Chief Financial Officer